BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JANUARY 23, 2019

TO THE

PROSPECTUS DATED APRIL 30, 2018, AS SUPPLEMENTED

OPPENHEIMER GLOBAL EQUITY PORTFOLIO

On or about March 31, 2019, it is expected that Rajeev Bhaman will no longer serve as a Portfolio Manager of the Oppenheimer Global Equity Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Effective immediately, the following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers.    Rajeev Bhaman, CFA, Director of Global Equities and Senior Vice President of Oppenheimer, is the Lead Portfolio Manager. John Delano, CFA, Vice President, Senior Portfolio Manager and Director of Equity Research, Global Team, is the Co-Portfolio Manager. Mr. Bhaman has managed the Portfolio since 2013. He managed the Trust II Predecessor Fund from 2005 until 2013. Mr. Delano has co-managed the Portfolio since 2017. Effective on or about March 31, 2019, it is expected that Mr. Bhaman will no longer serve as a Portfolio Manager of the Portfolio.

In the section entitled “Additional Information About Management – The Subadviser,” the fifth paragraph is deleted in its entirely and replaced with the following:

Rajeev Bhaman, CFA, has managed the Portfolio since 2013. Mr. Bhaman managed the Trust II Predecessor Fund from 2005 to 2013. He has been with Oppenheimer since 1996. Mr. Bhaman has been a Director of Global Equities of Oppenheimer since 2013 and a Senior Vice President of Oppenheimer since 2006. He was Vice President of Oppenheimer from 1997 to 2006. Effective on or about March 31, 2019, it is expected that Mr. Bhaman will no longer serve as a Portfolio Manager of the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE